Exhibit 10.4

COVIDIEN
UNI-PATCH DIVISION

FIRST AMENDMENT
TO
SUPPLY AGREEMENT

This First Amendment, entered into as of the 26th day of February, 2008 (the "First Amendment"), is by and between Tyco Healthcare Group LP (d/b/a Covidien), a Delaware limited partnership, acting through its Uni-Patch Division, having a place of business at 1313 West Grant Boulevard, Wabasha, Minnesota 55981 (hereinafter referred to as "Supplier"), and Uroplasty, Inc., a Minnesota corporation, having a place of business at 5420 Fern Rd., Minnetonka, MN, 55343 (hereinafter referred to as "Purchaser").

WHEREAS, Supplier and Purchaser are both parties to a Supply Agreement, dated December 6th', 2007 (the "Supply Agreement"); and

WHEREAS, the parties now wish to amend the Supply Agreement as contained in this First Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties mutually agree as follows:

1.             Section 1.1 of the Supply Agreement shall be deleted and replaced with the following:

1.1          "Contract Year" shall mean, with respect to the first Contract Year, that time period that begins with the Effective Date of the Agreement and concludes on April 30, 2009, and, with respect to the second Contract Year, that time period that begins on May 1, 2009 and concludes on April 30, 2010.

2.             Section 2 of the Supply Agreement shall be deleted and replaced with the following:

This Agreement shall commence upon the Effective Date and shall continue in effect for until April 30, 2010 ("Term"), unless earlier terminated pursuant to Section 8.

All other terms of the Supply Agreement not specifically amended herein shall remain unchanged.

Exhibit 10.4

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective duly authorized representatives as of the date first written above.

Supplier:	Purchaser:
TYCO HEALTHCARE GROUP LP,	UROPLASTY, INC.
acting through its Uni-Patch Division

By:	/s/ Tony Mulone	By:	/s/ Marc M. Herregraven
Name:	Tony Mulone	Name:	Marc M. Herregraven
Title:	VP/GM – OEM Division	Title:	VP of Manufacturing